UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2008

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta,
Georgia  30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (404) 715-2600

Registrant’s Web site address:    www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           As previously announced, Delta is reviewing strategic options  to ensure it maintains its leadership position in the airline industry , including potential consolidation transactions.  On February 7, 2008, Richard Anderson, Delta's Chief Executive Officer voluntarily offered to waive the change in control provisions of his compensation arrangements. Mr. Anderson volunteered to give up any enhanced or accelerated compensation that he would otherwise be entitled to if any consolidation transaction currently under review is completed.  The Personnel & Compensation Committee of Delta's Board of Directors has accepted Mr. Anderson's offer.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

	By:	/s/ Leslie P. Klemperer
Leslie P. Klemperer
Date: February 13, 2008		Secretary

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